  EXHIBIT 99.2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of North America Frac Sand (CA) Ltd.:

We have audited the accompanying balance sheet of North America Frac Sand (CA) Ltd. ("the Company") as of December 31, 2015 and the related statement of operations, stockholders' equity (deficit) and cash flows for the period June 8, 2015(inception) through December 31, 2015. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of North America Frac Sand (CA) Ltd., as of December 31, 2015, and the results of its operations and its cash flows for the period June 8, 2015(inception) through December 31, 2015, in conformity with generally accepted accounting principles in the United States of America.

The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the Company's internal control over financial reporting. Accordingly, we express no such opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7 to the financial statements, the Company's significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ B F Borgers CPA PC

B F Borgers CPA PC
Lakewood, CO
August 26, 2016

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NORTH AMERICA FRAC SAND (CA) LTD.

BALANCE SHEET

(stated in US Dollars)

	June 30, 2016	December 31, 2015
	(unaudited) $	(audited) $

ASSETS
CURRENT ASSETS
Cash	-	-

TOTAL CURRENT ASSETS	-	-

TOTAL ASSETS	-	-

LIABILITIES AND STOCKHOLDERS' DEFICIENCY
CURRENT LIABILITIES
Accounts payable	23,499	11,343
Related party accounts payable	839	250
Bank overdraft	17	38
Loan payable	103,194	86,544

TOTAL CURRENT LIABILITIES	127,549	98,175

STOCKHOLDERS' DEFICIENCY
Common stock
Unlimited shares authorized, at no par value; 8,790,358 shares issued and outstanding as of June 30, 2016 and December 31, 2015
Additional paid in capital	2,503,617	2,503,617
Accumulated Comprehensive Income	(4,156)	1,917
Deficit	(2,627,010)	(2,603,709)

TOTAL STOCKHOLDERS' DEFICIENCY	(127,549)	(98,175)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY	-	-

The accompanying notes are an integral part of these financial statements.

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NORTH AMERICA FRAC SAND (CA) LTD.

STATEMENT OF OPERATIONS

(stated in US Dollars)

	Six months Ended	Three months Ended	June 8, 2015 (date of inception) to
	June 30, 2016	June 30, 2016	December 31, 2015
	(unaudited)	(unaudited)	(audited)

REVENUES	$-	$-	$-

EXPENSES
Exploration expense	11,618	11,618	27,702
Mineral lease expense	-	-	10,288
Administrative expenses	181	36	45,748
TOTAL EXPENSES	11,799	11,654	83,738
OTHER EXPENSE
Impairment loss on mineral claims	-	-	2,503,617
Foreign exchange loss(gain)	762	713	(1,993)
Interest expense	10,740	5,463	18,347
TOTAL OTHER EXPENSES	11,502	6,176	2,519,917
NET LOSS	$(23,301)	$(17,830)	$(2,603,709)
Other Comprehensive Income (Loss)	(6,073)	(5,133)	1,917
NET COMPREHENSIVE LOSS	$(29,374)	$(22,963)	$(2,601,792)

NET LOSS PER COMMON SHARE
Basic and diluted	$(0.00)	$(0.00)	$(0.30)

WEIGHTED AVERAGE OUTSTANDING SHARES
Basic and diluted	8,790,358	8,790,358	8,790,358

The accompanying notes are an integral part of these financial statements.

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NORTH AMERICA FRAC SAND (CA) LTD.

STATEMENTS OF STOCKHOLDERS' DEFICIENCY

Period June 8, 2015 (date of inception) to June 30, 2016

(stated in US Dollars)

	Common Shares Issued	Additional Paid-in Capital $	Deficit $	Accumulated Comprehensive Income (Loss) $	Total $

Balance June 8, 2015	-	-	-		-
Issuance of common shares for assets	8,790,358	2,503,617	-	-	2,503,617
Net loss for the period ended December 31, 2015	-	-	(2,603,709)	1,917	(2,601,792)
Balance as at December 31, 2015	8,790,358	2,503,617	(2,603,709)	1,917	(98,175)
Net loss for the period ended June 30, 2016	-	-	(23,301)	(6,073)	(29,374)
Balance as at June 30, 2016	8,790,358	2,503,617	(2,627,010)	(4,156)	(127,549)

The accompanying notes are an integral part of these financial statements.

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NORTH AMERICA FRAC SAND (CA) LTD.

STATEMENTS OF CASH FLOWS

(stated in US Dollars)

	Six months ended	June 8, 2015 to (inception)
	June 30, 2016	December 31, 2015
	(unaudited)	(audited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(23,301)	$(2,603,709)
Adjustments to reconcile net loss to net cash used in operating activities:
Impairment loss on mineral claims	-	2,503,617
Refinancing costs Promissory Note	-	13,424
Increase in accounts payable and accruals	11,618	11,381
Increase in related party accounts payable	589	250
Net Cash Used in Operating Activities	(11,094)	(75,037)
CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in Mining Leases	-	(2,503,617)
Net Cash Used in Investing	-	(2,503,617)
CASH FLOWS FROM FINANCING ACTIVITIES
Increase in Promissory Notes	10.950	73,120
Issuance of Shares for mineral claims	-	2,503,617
Net Cash Provided by Financing	10,950	2,576,737
Effect of foreign exchange	144	1,917
Net Increase (Decrease) in Cash	-	-
Cash at Beginning of Period	-	-

CASH AT END OF PERIOD	$-	$-

SUPPLEMENTAL DISCLOSURE OF NONCASH FINANCING ACTIVITIES:
Stock issued for purchase of assets	$-	$2,503,617
Taxes paid	$-	$-
Interest paid	$-	$-

The accompanying notes are an integral part of these financial statements.

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NORTH AMERICA FRAC SAND (CA) LTD.

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

1. ORGANIZATION

The Company, North America Frac Sand (CA) Ltd., was incorporated under the laws of the Province of Alberta on June 8, 2015 with the unlimited authorized capital stock at no par value. The Company was organized for the purpose of acquiring and developing frac sand mineral properties.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Methods

The Company prepares its financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Company's financial statements are prepared using GAAP applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating cost and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plan to obtain such resources for the Company include, obtaining capital from management and significant stockholders sufficient to meet its minimal operating expenses. However, management cannot provide any assurance that the Company will be successful in accomplishing any of its plans.

There is no assurance that the Company will be able to obtain sufficient additional funds when needed or that such funds, if available, will be obtainable on terms satisfactory to the Company. In addition, profitability will ultimately depend upon the level of revenues received from business operations. However, there is no assurance that the Company will attain profitability. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern

The Company's yearend is December 31. The Company's functional currency is Canadian dollars and reporting currency is United States dollars.

Dividend Policy

The Company has not yet adopted a policy regarding payment of dividends.

Basic and Diluted Net Income (loss) Per Share

Basic net income (loss) per share amounts are computed based on the weighted average number of shares actually outstanding. Diluted net income (loss) per share amounts are computed using the weighted average number of common and common equivalent shares outstanding as if shares had been issued on the exercise of the common share rights unless the exercise becomes anti-dilutive and then the basic and diluted per share amounts are the same.

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NORTH AMERICA FRAC SAND (CA) LTD.

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

At June 30, 2016, the Company had a net operating loss carry–forward for Federal income tax purposes of approximately $123,393 (December 31, 2015 - $100,092) that may be offset against future taxable income through 2032. No tax benefit has been reported with respect to these net operating loss carry-forwards in the accompanying financial statements because the Company believes that the realization of the Company's net deferred tax assets of $49,357, (December 31, 2015 - $40,037) , calculated at an effective tax rate of 40%, was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are fully offset by a valuation allowance of $49,357 (December 31, 2015 - $40,037) .

Deferred tax assets consist primarily of the tax effect of NOL carry-forwards. The Company has provided a full valuation allowance on the deferred tax assets because of the uncertainty regarding its realizability.

Foreign Currency Translations

Part of the transactions of the Company were completed in Canadian dollars and have been translated to US dollars as incurred, at the exchange rate in effect at the time. A foreign exchange loss of $762 was recognized as of June 30, 2016, and a $1,993 foreign exchange gain was recognized as of December 31, 2015, in translating Canadian dollars to United States dollars. The functional currency is the Canadian dollar and the reporting currency is United States dollars.

Revenue Recognition

The Company follows ASC 605, Revenue Recognition -The Company recognizes revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured. The Company has not generated any revenues for the periods presented.

Advertising and Market Development

The Company expenses advertising and market development costs as incurred.

Common Stock

The Company common stock has no par value. There is no limit on the number of shares of the common stock which can be issued. The total number of shares issued and outstanding is 8,790,358. The mineral leases held by NAFS-CA were previously held by Canadian Sandtech Inc. The 8,790,358 shares were issued to Canadian Sandtech Inc. in exchange for their interest in the mineral leases transferred to NAFS-CA. The number of shares issued was determined by the number of common shares issued and outstanding in Canadian Sandtech Inc. which is 8,790,358 shares.

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NORTH AMERICA FRAC SAND (CA) LTD.

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Financial Instruments

The Company's balance sheet includes financial instruments, specifically accounts payable, accrued expenses, and payables to related parties. The carrying amounts of current assets and current liabilities approximate their fair value because of the relatively short period of time between the origination of these instruments and their expected realization.

ASC 820, Fair Value Measurements and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities

•	Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3 - Inputs that are both significant to the fair value measurement and unobservable.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of June 30, 2016 and December 31, 2015. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values due to the short-term nature of these instruments.

Estimates and Assumptions

Management uses estimates and assumptions in preparing financial statements in accordance with general accepted accounting principles. Those estimates and assumptions affect the reported amounts of the assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing these financial statements.

Impairment of Long-lived Assets

The Company reviews and evaluates long-lived assets for impairment when events or changes in circumstances indicate that the related carrying amounts may not be recoverable. The assets are subject to impairment consideration under ASC 360-10-35-17 if events or circumstances indicate that their carrying amounts might not be recoverable. When the Company determines that an impairment analysis should be done, the analysis will be performed using rules of ASC 930-360-35, Asset Impairment, and 360-10-15-3 through 15-5, Impairment or Disposal of Long-Lived Assets.

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NORTH AMERICA FRAC SAND (CA) LTD.

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Mineral Property Acquisition and Exploration Costs

Once the legal right to explore a property has been acquired, costs directly related to exploration and evaluation expenditures ("E&E") are recognized and capitalized, in addition to the acquisition costs. These direct expenditures include such costs as materials used, surveying costs, drilling costs, payments made to contractors and depreciation on plant and equipment during the exploration phase. The capitalized costs are subject to an impairment test where management must provide evidence that the capitalized costs have not been impaired. Costs not directly attributable to exploration and evaluation activities, including general administrative overhead costs, are expensed in the year in which they occur.

The Company may occasionally enter into farm-out arrangements, whereby the Company will transfer part of a mineral interest, as consideration, for an agreement by the transferee to meet certain exploration and evaluation expenditures which would have otherwise been undertaken by the Company. The Company does not record any expenditures made by the farmee on its behalf. Any cash consideration received from the agreement is credited against the costs previously capitalized to the mineral interest given up by the Company, with any excess cash accounted for as a gain on disposal.

When a project is deemed to no longer have commercially viable prospect to the Company, exploration and evaluation expenditures in respect of that project are deemed to be impaired. As a result, those exploration and evaluation expenditure costs, in excess of estimated recoveries, are written off to the statement of comprehensive loss/income.

The Company assesses exploration and evaluation assets for impairment when facts and circumstances suggest that the carrying amount of an asset may exceed its recoverable amount. The recoverable amount is the higher of the asset's fair value less costs to sell and value in use.

Once the technical feasibility and commercial viability of extracting the mineral resource has been determined, the property is considered to be a mine under development and is classified as 'mines under construction'. Exploration and evaluation are also tested for impairment before the assets are transferred to development properties.

As the Company currently has no operation income, any incidental revenues earned in connection with exploration activities are applied as a reduction to capitalized exploration costs.

Cash and Cash Equivalents

For the purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

Environmental Requirements

At the report date environmental requirements related to the mineral claim acquired are unknown and therefore any estimate of any future cost cannot be made.

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NORTH AMERICA FRAC SAND (CA) LTD.

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-10, which eliminated certain financial reporting requirements of companies previously identified as "Development Stage Entities" (Topic 915). The amendments in this ASU simplify accounting guidance by removing all incremental financial reporting requirements for development stage entities. The amendments also reduce data maintenance and, for those entities subject to audit, audit costs by eliminating the requirement for development stage entities to present inception-to-date information in the statements of income, cash flows, and shareholder equity. Early application of each of the amendments is permitted for any annual reporting period or interim period for which the entity's financial statements have not yet been issued (public business entities) or made available for issuance (other entities). Upon adoption, entities will no longer present or disclose any information required by Topic 915. The Company has adopted this standard.

In May 2014, FASB issued Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers. The revenue recognition standard affects all entities that have contracts with customers, except for certain items. The new revenue recognition standard eliminates the transaction-and industry-specific revenue recognition guidance under current GAAP and replaces it with a principle-based approach for determining revenue recognition. Public entities are required to adopt the revenue recognition standard for reporting periods beginning after December 15, 2016, and interim and annual reporting periods thereafter. Early adoption is not permitted for public entities. The Company has reviewed the applicable ASU and has not, at the current time, quantified the effects of this pronouncement, however it believes that there will be no material effect on the consolidated financial statements.

In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-12 Compensation — Stock Compensation (Topic 718), Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period. A performance target in a share-based payment that affects vesting and that could be achieved after the requisite service period should be accounted for as a performance condition under Accounting Standards Codification (ASC) 718, Compensation — Stock Compensation. As a result, the target is not reflected in the estimation of the award's grant date fair value. Compensation cost would be recognized over the required service period, if it is probable that the performance condition will be achieved. The guidance is effective for annual periods beginning after 15 December 2015 and interim periods within those annual periods. Early adoption is permitted. Management has reviewed the ASU and believes that they currently account for these awards in a manner consistent with the new guidance, therefore there is no anticipation of any effect to the consolidated financial statements.

We have reviewed the FASB issued Accounting Standards Update ("ASU") accounting pronouncements and interpretations thereof that have effectiveness dates during the periods reported and in future periods. The Company has carefully considered the new pronouncements that alter previous generally accepted accounting principles and does not believe that any new or modified principles will have a material impact on the corporation's reported financial position or operations in the near term. The applicability of any standard is subject to the formal review of our financial management and certain standards are under consideration.

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NORTH AMERICA FRAC SAND (CA) LTD.

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

3. ACQUISITION OF MINERAL CLAIMS

On August 6, 2015, the Company acquired certain Quarrying Leases and Equipment and Machinery by issuing 8,790,358 to its parent company Canadian Sandtech Inc.("CSI"). The Company valued these shares at $2,503,617 which equaled their book value in CSI.

A description of the Company's mineral leases is as follows:

Lease	Description of Lease	Lease Rate

# 1	Section 11, NE ¼ of Section 2, N (½) of Section 3, in Township 38, Range 10, West of the 3rd Meridian, as to the surface rights referenced in the Certificate of Title.

Up-front payment of $3,000. Ten-year lease dated July 17, 2015, automatically extended for second 10 years if royalties are being paid. Lease rate is $1 per acre per year. Royalty rate is $5.00 per ton of processed ore sold at $80 per metric ton or less, and $5.00 plus the 10% of the difference between sales price greater than $80 and $80 per metric ton.

# 2

West ½ of Section 2, Township 38, Range 10, West of the 3rd Meridian, portion of NW (¼) of Section 35 on Township 37, Range 10, West of the 3rd Meridian, as to the surface rights referenced in the Certificate of Title.

Ten-year lease dated June 21, 2008, automatically extended for second 10 years if royalties are being paid. Lease rate is $1 per acre per year. Royalty rate is $3.00 per ton if 25% waste, $4.00 per ton if 20% waste, and $5.00 per ton if 15% or less waste.

The leases have been explored through extensive drilling operations. As there has not been an economic evaluation of the mineral leases, the mineral leases have been expensed as Impairment of mineral leases. On May 27, 2016, the Company entered into an agreement with Northwest Corporation to undertake exploration activities and to prepare an economic evaluation through the preparation NI43-101 report on the mineral leases. As of June 30, 2016, the Company had expended $11,618 ($27,702 for the period of inception to December 31, 2015).

4. RELATED PARTY TRANSACTIONS

The Company is owned 100% by Canadian Sandtech Inc., an Alberta corporation ("CSI"). On August 6, 2015, the Company acquired the Quarrying Leases described in Note 3 above from CSI by issuing to CSI 8,790,358 shares of common stock of the Company. The $2,503,617 (CAD $3,180,812) valuation initially placed on the assets acquired from CSI are the historic costs in which CSI has assigned to the mineral leases. The accounts payables at June 30, 2016 includes $839 advanced to the Company by a former director (as at December 31, 2015 - $250).

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NORTH AMERICA FRAC SAND (CA) LTD.

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

4. RELATED PARTY TRANSACTIONS (continued)

On June 3, 2016, a director of North America Frac Sand Inc.("NAFS") became the sole director of the Company. Consequently, the Company issued to NAFS an Assignment Agreement assigning the Company's mineral leases as collateral security against any funds advanced to the Company by NAFS. As of June 30, 2016, the Company had received $10,950 in advances from NAFS. There is no interest or terms of repayment on these advances.

5. LOAN PAYABLE

On June 24, 2015, the Company entered into a $73,120 (CAD$100,000) loan agreement with an unrelated third party, due October 24, 2015. On October 24, 2015, the loan of $73,120 plus the unpaid interest of $13,424 to October 24, 2015, was refinanced with a new loan agreement with an unrelated third party totaling $86,544 (CAD$120,000). The amended loan is due June 30, 2016. The accrued interest on the loan owed on June 30, 2016 was $15,374 (December 31, 2015 -$3,923). On July 27, 2016, North America Frac Sand, Inc. ("NAFS") announced that it would pay $25,000 to repay the accrued interest on the loan of $15,374 plus an additional $9,626 to extend the terms of repayment until June 30, 2017. This amount will be paid by NAFS upon Closing on the acquisition of the Company by NAFS.

6. CAPITAL STOCK

On August 6, 2015, the Company issued 8,790,358 shares of common stock to its parent company in exchange for mineral property and fixed assets valued at $2,503,617.

7. GOING CONCERN

The Company will need additional working capital to service its debt and to develop the mineral claims acquired, which raises substantial doubt about its ability to continue as a going concern. Continuation of the Company as a going concern is dependent upon obtaining additional working capital and the management of the Company has developed a strategy, which it believes will accomplish this objective through additional equity funding, and long term financing, which will enable the Company to operate for the coming year.

8. EXPLORATION EXPENSE

During the six month period ended June 30, 2016 the Company incurred $11,618 in exploration expenses (period ended December 31, 2015 - $27,702 in exploration expenses consisting of consulting).

9. MINERAL LEASE EXPENSE

During the six month period ended June 30, 2016 the Company incurred $nil in mineral lease expenses (period ended December 31, 2015 - $10,288).

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NORTH AMERICA FRAC SAND (CA) LTD.

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

10. ADMINISTRATIVE EXPENSES

The Company incurred $181 in administration expenses consisting of communication, office, and professional expenses ($45,748 – December 31, 2015).

Administration Expenses	Six months ended June 30, 2016 $	Period from June 8, 2015 to December 31, 2015 $

Entertainment	-	16,304
Telephone	-	2,106
Travel	-	15,285
Website	-	3,040
Rent and other	181	9,013
Total Administration Expenses	181	45,748

11.          SUBSEQUENT EVENTS

Upon filing this Form 8K, the terms of the Share Purchase Agreement dated July 10, 2015, as amended, will be complied with. Consequently, the reverse acquisition of the Company by North America Frac Sand, Inc. ("NAFS") has been completed and will become effective upon the filing of this Form 8-K.

Upon filing this Form 8K, Loan Payable of $86,544 will be extended until June 30, 2017 by way of a payment of $25,000 by NAFS. The $25,000 is to be applied to all accrued interest to June 30, 2016 and all interest to June 30, 2017.

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